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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

          Missouri                      0-12619                43-0985160
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)

   15 Compound Drive, Hutchinson, KS                              67502
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code:   (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a- 12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On November 29, 2005, Collins Industries, Inc. issued a press release announcing the declaration of a quarterly cash dividend for its first fiscal quarter ended January 31, 2006. A copy of the press release is furnished under
Item 9.01 of this Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Collins Industries, Inc. Press Release dated November 29, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  November 29, 2005
                                       By:     /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:   Cletus C. Glasener
                                       Title:  Vice President of Finance and
                                               Chief Financial Officer

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